Exhibit 10.30

Regus Renewal Agreement

Client Details
Company Name:
American Power Corp.
Center:
1055
Contact Name:
Johannes Petersen
Reference No.:4023649

Office Details (excluding VAT/Tax and Services)
Office Number
Monthly Office Price
3 Months
Option A Option B Option C
4052 1,245

Start Date of Renewal
Total per Month 1,245 USD
August 1, 2012
Comments:
AUTO RENEWAL
Please place an "X" in the shaded box next to your preferred option:
Option A: I agree x

Option B: I agree

Option C: I agree

I do not wish to renew Auto Renewed 04/30/12

SIGNED on your behalf (Client) Date